UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):      December 12, 2012

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois St Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On December 27, 2012 and December 31, 2012, JBI, Inc., a Nevada corporation (the “Company”), entered into Subscription Agreements (the “Purchase Agreements”) with several “accredited investors” (the “Purchasers”) in connection with the first closings of the Company’s private placement of up to 2,000,000 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), at a purchase price of $3.50 per share, for maximum gross proceeds of $7,000,000 (the “Offering”).  The Offering is expected to occur in multiple closings on or before January 31, 2013, unless extended by the Company.  Between December 27, 2012 and December 31, 2012, pursuant to the Purchase Agreements, the Company sold 1,146,444 shares of Series B Preferred Stock for gross proceeds of $4,012,554.

The Series B Preferred Stock was created pursuant to the Certificate of Designation setting forth the powers, designations, preferences, rights, qualifications, limitations and restrictions of the Series B Convertible Preferred Stock filed with the Secretary of State of the State of Nevada on December 24, 2012 (the “Series B Designation”).  Pursuant to the Series B Designation, the Series B Preferred Stock is convertible at the election of the holder into shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), at the rate of seven (7) shares of Common stock for each share of Series B Preferred Stock, subject to proportional adjustment for stock splits, combinations, consolidations, stock dividends, stock distributions, recapitalizations, reorganizations, reclassifications and other similar events. Upon any conversion, a holder of shares of Series B Preferred Stock must convert all shares of Series B Preferred Stock then held by such holder. All shares of Series B Preferred Stock that remain outstanding on June 30, 2014 shall be automatically converted into Common Stock.

Pursuant to the Series B Designation, in the event of the liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Stock shall be entitled to receive out of assets of the Company available for distribution to stockholders of the Company, prior and in preference to any distribution to the holders of any other capital stock of the Company, an amount per share of Series B Preferred Stock equal to the original purchase price for such shares of Series B Preferred Stock. The holders of the Series B Preferred Stock will vote together with the Common Stock and not as a separate class, except as otherwise required by law.  Each share of Series B Preferred Stock will have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series B Preferred Stock. The approval of the holders of a majority of the Series B Preferred Stock will be required to amend the Certificate of Designation or to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock in a manner that adversely affects such shares.

The holders of the Series B Preferred Stock shall not be entitled to receive dividends on the Series B Preferred Stock; provided, however, in the event the Board of Directors of the Company (the “Board”) declares and pays a dividend in respect of any Common Stock, then the Board shall declare and pay to the holders of the Series B Preferred Stock in an amount per share of Series B Preferred Stock equal to the number of shares of Common Stock into which the Series B Preferred Stock is convertible on the record date established by the Board or under applicable law for such dividend multiplied by the per share amount declared and paid in respect of each share of Common Stock.

On December 31, 2012, the Company issued a press release announcing the execution of Purchase Agreements for the sale of shares of Series B Preferred Stock in the first closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing summary of the Offering and the securities to be issued in connection therewith, does not purport to be complete and is qualified in its entirety by reference to the Series B Designation and the form of Purchase Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 10.1, respectively.  The Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other, in the context of all of the terms and conditions of the Purchase Agreement. Accordingly, other investors, holders and stockholders may not rely on such representations and warranties. Furthermore, such representations and warranties are made only as of the date of the Purchase Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, and any such changes may not be fully reflected in the Company’s reports or other filings with the Securities and Exchange Commission.

Section 3 — Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

In connection with the transactions described in Item 1.01, the Company agreed to issue the shares of Series B Preferred Stock described therein.  Such issuances were made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder on the basis that the issuances did not involve a public offering and the Purchasers made certain representations to the Company in the Purchase Agreements, including without limitation, that the Purchasers were “accredited investors” as defined in Rule 501 under the Act.

Section 5 — Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Designation of Series B Convertible Preferred Stock

In connection with the Offering, on December 24, 2012, the Company approved and filed the Series B Designation with the Secretary of State of the State of Nevada.  The description of the Series B Preferred Stock created by the Series B Designation set forth in Section 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  A copy of the Series B Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Amended and Restated Bylaws

On December 12, 2012, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) primarily to provide greater indemnification of officers, directors and employees of the Company as permitted under Nevada law, and also to make other changes designed to conform the by-laws with current Nevada law. The following discussion of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The amendments made to the original Bylaws of the Company (the “Original Bylaws”) by the Amended and Restated Bylaws are summarized as follows; provided, however, that certain stylistic or other minor language changes aimed at improving readability or clarity that do not change the meaning of such provisions are not summarized herein:

Changes to Indemnification Provisions

●	The Amended and Restated Bylaws substantially revise Article VII to bolster the indemnification rights and privileges of the Company’s officer, directors and employees, as follows:

o
Section 7.01 was amended to provide that, to the fullest extent permitted by Nevada law, the Company shall indemnify any director or officer who was or is a party to, or is threatened to be made a party to or is otherwise involved in, any threatened, pending, or completed suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action, suit or proceeding by or in the right of the Company (“Proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (“Indemnitee”), against all expenses, liability and loss (including, without limitation, attorneys’ fees, costs, judgments, fines, taxes, penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding.

o	A new Section 7.02 provides that the Board may, by a majority vote of a quorum of the Board, indemnify employees and other persons as though they were Indemnitees.

o
A new Section 7.07 provides that any repeal or amendment of the indemnification rights set forth in the Amended and Restated Bylaws shall only apply prospectively and shall not limit any rights to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.  Notwithstanding any other provision in the Amended and Restated Bylaws, no repeal or amendment shall take effect to limit or reduce the indemnification rights set forth therein in any matter unless adopted by (i) the unanimous vote of the directors of the Company then serving, or (ii) the stockholders of the Company.

o
A new Section 7.08 provides that any references to Nevada law or to any provision thereof shall be to such law as it existed on the date the Amended and Restated Bylaws were adopted or as such law thereafter may be changed; provided, however, that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Company may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Company’s Articles of Incorporation or the Amended and Restated Bylaws shall continue as theretofore in effect to the extent permitted by law; and (ii) if such change permits the Company, without the requirement of any further action by the stockholders or directors, to limit further the liability of directors or officers or to provide broader indemnification rights or rights to the advancement of expenses than the Company was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

o
The primary differences between the indemnification provisions provided in the Original Bylaws and those contained in the Amended and Restated Bylaws is that, in the Original Bylaws (i) indemnification of officers and directors of the Company was not required, rather the decision to indemnify such officers or directors was within the discretion of Company as approved by either a majority of the stockholders of the Company or a majority of a quorum of the Board, consisting of directions who were not parties to the action, suit or proceeding, and (ii) indemnification was only available when the party seeking indemnification was deemed to be acting in good faith, as opposed to in the Amended and Restated Bylaws, where indemnification is allowed to the greatest extent permitted by Nevada law.

Other Changes

●
The Amended and Restated Bylaws includes a new Section 1.02(b), which provides that no business shall be acted upon at a special meeting of the Company’s stockholders except as set forth in the notice calling the meeting, unless one of the conditions for the holding of a meeting without notice is satisfied, in which case any business may be transacted and the meeting shall be valid for all purposes.

●	The Amended and Restated Bylaws includes a new Section 1.04, which provides that any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting.

●
The Amended and Restated Bylaws amends and restates Section 1.05 of the Original Bylaws, which clarifies how a stockholder meeting may be conducted without notice, providing that: (a) whenever all persons entitled to vote at any meeting consent, either by (i) a writing on the records of the meeting or filed with the Secretary of the Company, (ii) presence at such meeting and oral consent entered on the minutes, or (iii) taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if done at a meeting regularly called and noticed; (b) at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time; (c) if any meeting is irregular for want of notice or for such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and (d) such consent or approval may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

●
The Amended and Restated Bylaws amends Section 1.07(a) to clarify that each stockholder of record shall be entitled to one (1) vote for each share of voting stock of the Company, unless otherwise specified in the Company’s Articles of Incorporation or as provided in the resolution providing for the issuance of the stock adopted by the Board pursuant to authority expressly vested in it by the provisions of the Company’s Articles of Incorporation.

●
The Amended and Restated Bylaws amends Section 1.07(c) to clarify which persons representing stockholders that are corporations or other legal entities may cast votes on behalf of such stockholder. The Original Bylaws did not set forth which persons had authority to cast votes on behalf of partnerships, limited liability companies, or other legal entities.

●
The Amended and Restated Bylaws amends Section 1.08(a) to provide that in addition to the general quorum requirements, if, on any issue, voting by class or series is required by the laws of the State of Nevada, the Company’s Articles of Incorporation or its Bylaws, at least a majority of the voting power within each such class or series is necessary to constitute a quorum of each such class or series.

●
The Amended and Restated Bylaws amends Section 1.08(b) to add that the stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum of the voting power.

●
The Amended and Restated Bylaws amends Section 2.01, removing the provision contained in the Original Bylaws providing that if the number of stockholders of the Company is less than 100, the Board may consist of one (1) person.  Section 2.01 already provides that the number of directors comprising the Board shall consist of at least one (1) and no more than seven (7).

●
The Amended and Restated Bylaws amends Section 2.02 to clarify that in the event of a resignation of a director, a majority of the remaining directors, though less than a quorum, may appoint a successor to take office when the resignation becomes effective, and each director so appointed shall hold office during the remainder of the term of office of the resigning director.

●
Section 2.5(b) of the Original Bylaws provided that any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing not less than fifty percent of the issued and outstanding voting capital stock of the Company.  The Amended and Restated Bylaws amends Section 2.05(b) to provide an exception to the foregoing, that if the Company’s Articles of Incorporation provide for the election of directors by cumulative voting, no director may be removed from office except upon the vote of stockholders owning sufficient shares to have prevented such director’s election to office in the first instance.

●	The Amended and Restated Bylaws amends Section 2.11(b) to correct a clerical error, clarifying that such provision applies when a quorum is not present.

●
The Amended and Restated Bylaws amends Section 2.16 to add that the compensation payable to the Company’s directors, in addition to being as approved by the Board, shall be subject to any limitations contained in the laws of the State of Nevada, the Company’s Articles of Incorporation or any contract or agreement to which the Company is a party.

●
The Amended and Restated Bylaws adds a new Section 3.04, which provides that the Chairman of the Board or in his absence, the Vice Chairman of the Board, shall preside at all meetings of the Board and may preside at meetings of the stockholders, and shall perform such other duties as may from time to time be assigned to them by the Board.

●
The Amended and Restated Bylaws amends Section 4.01(a) to add that the issuance of capital stock of the Company, in addition to being as approved by the Board, shall be subject to any limitations contained in the laws of the State of Nevada, the Company’s Articles of Incorporation or any contract or agreement to which the Company is a party.

●
The Amended and Restated Bylaws adds a new Section 4.01(b), which provides that the Board may authorize shares to be issued for consideration consisting of any tangible or intangible property of benefit to the Company including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the Company.  Before the Company issues shares, the Board shall determine that the consideration received or to be received for the shares to be issued is adequate.  The judgment of the Board as to the adequacy of the consideration received for the shares issued is conclusive in the absence of actual fraud in the transaction.  When the Company receives the consideration for which the Board authorized the issuance of the shares, the shares issued therefor shall be considered fully paid.

●
The Amended and Restated Bylaws adds a new Section 4.01(c), which provides that the Company may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make any other arrangements to restrict the transfer of the shares, as determined by the Board. The Company may credit distributions made for the shares against their purchase price, until the services are performed, the benefits are received or the promissory note is paid.  If the services are not performed, the benefits are not received or the promissory note is not paid, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.

●
The Amended and Restated Bylaws amends Section 4.02 to provide that a facsimile of the signatures of the Company’s officers may be printed upon the certificate evidencing shares of the Company in lieu of the actual signatures and the seal.

●
The Amended and Restated Bylaws adds a new Section 4.08 which provides that the power and authority of the Board concerning the issuance, transfer and registration of certificates for shares of capital stock of the Company is subject to the limitations of, and the Company’s compliance with, all state, federal and foreign securities and taxation laws, rules and regulations governing the same.

Section 9 — Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series B Convertible Preferred Stock of JBI, Inc.
3.2	Amended and Restated Bylaws of JBI, Inc.
10.1	Form of Subscription Agreement.
99.1	Press Release dated December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

December 31, 2012	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designation of Series B Convertible Preferred Stock of JBI, Inc.
3.2	Amended and Restated Bylaws of JBI, Inc.
10.1	Form of Subscription Agreement.
99.1	Press Release dated December 31, 2012.